Exhibit 10.20

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED ADVISORY AGREEMENT

This FIRST AMENDMENT to SECOND AMENDED AND RESTATED ADVISORY AGREEMENT is entered into as of January 28, 2014, among American Realty Capital — Retail Centers of America, Inc. (the “Company”), American Realty Capital Retail Operating Partnership, L.P. (the “OP”) and American Realty Capital Retail Advisor, LLC (the “Advisor”).

RECITALS

WHEREAS, the Company, the OP and the Advisor entered into that certain Second Amended and Restated Advisory Agreement (the “Advisory Agreement”), dated as of January 14, 2014; and

WHEREAS, pursuant to Section 15.2 of the Advisory Agreement, the Company, the OP and the Advisor desire to make a certain amendment to the Advisory Agreement.
NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree that the following changes shall be effective as of October 1, 2013:

1.
Deletion of definition of “Oversight Fee” under Article 1 of the Advisory Agreement. The definition of “Oversight Fee” contained in Article 1 of the Advisory Agreement is hereby deleted in its entirety.

2.	Deletion of Section 8.3 of the Advisory Agreement. Section 8.3 of the Advisory Agreement is hereby deleted in its entirety and replaced with the following language: “Intentionally Omitted.”

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this agreement as of the date first set forth above.

AMERICAN REALTY CAPITAL — RETAIL CENTERS OF AMERICA, INC.

By:    /s/ Edward M. Weil, Jr.
Name:    Edward M. Weil, Jr.
Title:    President

AMERICAN REALTY CAPITAL RETAIL OPERATING PARTNERSHIP, L.P.

By: American Realty Capital – Retail Centers of America, Inc., its General Partner

By:    /s/ Edward M. Weil, Jr.
Name:    Edward M. Weil, Jr.
Title:    President

AMERICAN REALTY CAPITAL RETAIL ADVISOR, LLC

By:	American Realty Capital Retail Special Limited Partner, LLC,
its Member

By:	American Realty Capital Trust IV, LLC,
its Managing Member

By:    /s/ Nicholas S. Schorsch
Name:    Nicholas S. Schorsch
Title:    Authorized Signatory